Exhibit 99.1

Robert Pierce, MD World Vaccine Congress 2022 Washington, DC SNS-101, A Unique Tumor-selective Anti-VISTA Monoclonal Antibody with a Novel Mechanism of Action

Disclaimer This presentation has been prepared by Sensei Biotherapeutics, Inc. (the “Company,” “we,” “us”) and is made for informational purposes only. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither the delivery of this presentation at any time, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This presentation contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. This presentation also contains “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995 that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, the preclinical and clinical development of our product candidates, and other financial and operating information. When used in this presentation, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the development of therapeutic product candidates, such as preclinical discovery and development, conduct of clinical trials and related regulatory requirements, our reliance on third parties over which we may not always have full control, and other risk and uncertainties that are described in our Annual Report on Form 10-K filed with the SEC on March 15, 2022 and our other Periodic Reports filed with the SEC. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation and include all matters that are not historical facts. Our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

The Therapeutic Problem: PD-1/PD-L1 Non-Response Anti-PD-1 or PD-L1 More Likely to Respond Less Likely to Respond Treatment T-cells T-cells Inside Tumor T-cells Absent Outside Tumor Green = T-cells Purple = tumor Adapted from Van der Woulde-LL, et al, Trends in Cancer, 2017

Two Platforms to Unleash Anti-Cancer T-cell Activity

SENSEI BIOTHERAPEUTICS

TMAb™ (Tumor Microenvironment Activated Biologics) Platform

- Next-generation tumor activated mAbs
- Binding only in the low-pH tumor microenvironment
- Target checkpoints and/or other immune pathways
- Enable improved PK/PD and toxicity profiles


Unleash anti-tumor T-cells
Generate anti-tumor T-cells

ImmunoPhage™ Platform

- Powerfully self-adjuvanted nanoparticle vaccine can drive B cell and T cell responses
- Multi-antigen vaccine enables personalized approach from "off-the-shelf" components
- Targets APCs
- Enhanced through addition of immunostimulatory nanobodies & cytokines

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VISTA: A Promising but Difficult Target on Myeloid Cells

SENSEI BIOTHERAPEUTICS

- VISTA (aka B7-H5; PD-1H) is B7 family ligand with homology to PD-L1
- VISTA suppresses T cell activation[1]
- Expressed on myeloid cells including macrophages and neutrophils; NK cells and T-regs[2]
- Inhibition of VISTA may “convert” myeloid cells to a proinflammatory/immune activating state
- Excellent therapeutic combinability with CTLA-4 or PD-1/PD-L1 ICIs, especially in cold tumors[3]
- Identity of critical VISTA binding partner/receptor remains subject of debate.

VISTA is a Negative Regulator of T cell Function


VISTA
PSGL1
T-cell suppression
anti-VISTA mAb blocking interaction
VISTA
PSGL1
T-cell proliferation & activation

1 Wang et al, *JEM*, 2011
2 Lines et al. *Cancer research* vol. 74,7 (2014)
3 Gao et al. *Nature medicine* vol. 23,5 (2017)

VISTA Negatively Regulates CD4 and CD8 T Cell Responses

VISTA, a novel mouse Ig superfamily ligand that negatively regulates T cell responses

Li Wang,[1] Rotem Rubinstein,[4,5] Janet L. Lines,[1] Anna Wasiuk,[1] Cory Ahonen,[1] Yanxia Guo,[1] Li-Fan Lu,[1] David Gondek,[1] Yan Wang,[1] Roy A. Fava,[3] Andras Fiser,[4,5] Steve Almo,[5] and Randolph J. Noelle[1,2]


αCD3:VISTA or control Ig:
2:1
1:1
1:2
1:4
CD4+ T cells
CD8+ T cells
Control Ig
VISTA-Ig
CFSE
B
CD4+ CFSE-low%
CD8+ CFSE-low%
VISTA
control-Ig
αCD3:VISTA or control-Ig
αCD3:VISTA or control-Ig

Wang_L, et al, *JEM*, 2011

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Anti-VISTA mAb Treatment Leads to Tumor Growth Inhibition in Multiple Syngeneic Mouse Tumor Models

VISTA Expression on Myeloid Cells in Tumor-Bearing Mice


MYELOID DC
Isotype control
Spleen
Ascites
Mesenteric lymph node

- An anti-murine VISTA antibody (13F3) was administered to WT mice bearing tumors
- Myeloid cells from these mice were assessed and found to have high levels of VISTA expression

WT Mice Bearing MB49 Murine Bladder Carcinoma


Tumor size (mm²)
120
100
80
60
40
20
0
p-value = 0.001
0 4 8 12 16 20 24 28 32 36
Days
Control-Ig (10 mg/kg)
13F3 Anti-VISTA Antibody (10 mg/kg)

WT Mice Bearing MCA105 Murine Sarcoma


Tumor size (mm²)
125
100
75
50
25
0
p-value = 0.001
0 2 4 6 8 10 12 14 16 18 20 22 24
Days
Control-Ig (10 mg/kg)
13F3 Anti-VISTA Antibody (10 mg/kg)

Noelle et. al., US 2013/0177557

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# PD-1/VISTA Double Knock-out Mice Have Increased Antigen-specific T cell Responses

## Immune-checkpoint proteins VISTA and PD-1 nonredundantly regulate murine T-cell responses

Jun Liu[a,b], Ying Yuan[a,1], Wenna Chen[a], Juan Putra[c], Arief A. Suriawinata[c], Austin D. Schenk[d], Halli E. Miller[a], Indira Guleria[e], Richard J. Barth[d], Yina H. Huang[c], and Li Wang[a,2]


A
OVA257-264
Spots / 500k Spleen cells
p < 0.0001
p = 0.005
p = 0.04
WT
VISTA-KO
PD1-KO
VISTA/PD1-KO
B
2W1S
Spots / 500k Spleen cells
p = 0.02
p = 0.02
p = 0.06
WT
VISTA-KO
PD1-KO
VISTA/PD1-KO
C
CPM
p = 0.003
ns
ns
1:3
1:6
Ratio (APC:T cells)
D
IFNγ (pg/ml)
p = 0.01
ns
ns
WT
VISTA-KO
PD-L1-KO
VISTA/PD-L1-KO
WT
VISTA-KO
PD1-KO
VISTA/PD1-KO

Liu J. et al. PNAS 2015

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Combination of VISTA Inhibition and PD-1 Blockade Yields Synergistic Anti-tumor Responses Mice Bearing CT26 Tumors Combination) 2 Control-Ig (n=8) (mm Anti-VISTA mAb (n=8) Survival size Anti-PD-L1 Anti-PD-L1 mAb (n=8) Anti-VISTA Tumor Combo (n=8) Percent Control-Ig Time (Days) Time (Days) Liu J. et al. PNAS 2015 Immune-checkpoint proteins VISTA and PD-1 nonredundatly regulate murine T-cell resposes
Yun Liua,b, Ying Yuana,1, Wenna Chena, Juan Putrac, Arief A. Suriawinatac, Austin D. Schenkd, Halli E. Millera, Indira Gulerae, Richard J. Barthd, Yina H. Huangc, and Li Wanga,2

Anti-VISTA mAb Binding on Myeloid Cells in Blood Results in Significant Target-mediated Drug Disposition (TMDD) Mouse Pharmacokinetics of Anti-VISTA Antibodies (BMS) at 5 mg/kg Antibodies binding VISTA+ cells Week 1 Week 2 (e.g . monocytes) at physiological pH are eliminated from circulation No target through targeted-media ted drug disposition (TMDD) WT mice A n antibody binding at pH 6 will accumulate in the TME resulting in pH-sensitive mAb (binds only at low pH) an improved PK and safety profile pH-non-sensitive mAb (binds at physiologic pH) Johnston et al, Nature, 2019

VISTA Binding to PSGL-1 is pH-dependent Due to a Unique Histidine-rich Extracellular Binding Domain Antibodies that block protonated VISTA VISTA’s extracellular histidines interrupt PSGL-1 binding1 domain is uniquely rich in histidines¹ Histidines are protonated at low pH enabling VISTA to the active (acidic pH) and inactive (neutral pH) PSGL-1 binding in terface 1. Johnston et al., Nature 2019

Strongest Interaction between Candidate VISTA Binding Partners is VISTA/PSGL-1 at Low pH 3 VSIG3 pH 6.0 pH 7.4 VSIG8 PSGL-1 Syndecan-2 OD450 2 LRIG1 Mean 1 0 5 . 5 1 2 4 8 125. 2 0 0625 . 0 . 0 0 VISTA (Î¼g/ml) VISTA binds specifically to PSGL-1 and Syndecan-2 in a pH-dependent manner VSIG-3, VSIG-8 and LRIG-1 interactions are very weak (pH 7.4) The VSIG-3 interaction (pH 7.4) is 1/7 the affinity of PSGL-1 (pH 6.0)

Active “Protonated” VISTA Binds the T cell Checkpoint PSGL-1 in the Tumor Microenvironment “Active” VISTA Protonated “Inactive” VISTA Unprotonated Adapted from Yuan-L, Trends Immunol, 2021 Mar;42(3):209-227

pH-dependent mAb Binding to VISTA May Mitigate On-Target/Off-tumor Reactivity Low pH- pH Non-selective Binder selective Binder • Blocks VISTA/PSGL-1 • Blocks checkpoint VISTA/PSGL-1 • Active Fc ïƒ¨ myeloid checkpoint activation • IgG1 Fc ïƒ¨ myeloid • TMDD ïƒ¨ low tumor Tumor activation drug exposure • No significant • Binds VISTA on VISTA binding myeloid cells in • No significant blood ïƒ¨ TMDD TMDD • Potential for Bood • No significant myeloid activation myeloid activation AND CRS Decreased risk of CRS Adapted from Yuan-L, Trends Immunol, 2021 Mar;42(3):209-227 14

Critical Design Features for SNS-101

1. Block the critical checkpoint (pH-dependent binding of VISTA to PSGL-1 on T cells)

2. Selectively bind “active”/protonated VISTA at low pH to avoid:
   - target mediated drug disposition (TMDD)
   - on-target/off-tumor side effects

3. Utilize an Fc-competent IgG (e.g. IgG1) backbone to engage and activate FcγR on tumor-infiltrating myeloid cells


SNS-101

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SNS-101 Inhibits VISTA/PSGL-1 Interaction CTRL-lgG SNS-101 CTRL-lgG SNS101 SITC 2021: Poster titled: Antagonistic pH-selective VISTA antibody SNS-101 potentiates anti-PD-1/PD-L1-induced anti-tumor immunity PSGL-1: VISTA interaction on Primary T-cells at pH 6.0

SNS-101 Has >600-Fold Selectivity for VISTA^{pH6}

- >600-fold selectivity for VISTA at pH 6.0
- Subnanomolar binding at low pH
- No significant binding observed at physiological pH (7.4)

	pH 6.0	pH 7.4
Monovalent Affinity (K_D) [nmol]	0.218	132 (~No binding)



pH 6.0
pH7.4
SNS-101
pH-dependent "benchmark"
pH-independent "benchmark"
R [RU]
k_a = 4.59E+06 $M^{-1}s^{-1}$
K_d = 1.00E-03 s^{-1}
K_D = 2.18E-10 M
[Vista] – 7.5 nmol – 0.2 nmol
k_a = 7.11E+05 $M^{-1}s^{-1}$
K_d = 1.78E-04 s^{-1}
K_D = 2.5E-10 M
[Vista] – 15 nmol – 0.2 nmol
k_a = 1.45E+06 $M^{-1}S^{-1}$
K_d = 2.25E-03 S^{-1}
K_D = 1.55E-09 M
[Vista] – 15 nmol – 0.2 nmol
SNS-101
pH-dependent "benchmark"
pH-independent "benchmark"
R [RU]
[Vista] – 7.5 nmol – 0.2 nmol
[Vista] – 15 nmol – 0.2 nmol
k_a = 4.162E+05 $M^{-1}S^{-1}$
K_d = 9.27E-05 S^{-1}
K_D = 2.23E-10 M
[Vista] – 15 nmol – 0.47 nmol

SITC 2021: Poster titled: Antagonistic pH-selective VISTA antibody SNS-101 potentiates anti-PD-1/PD-L1-induced anti-tumor immunity

No Significant Binding of SNS-101 to Monocytes, Neutrophils, NK Cells and T-cells in Whole blood at Physiological pH CYNO HUMAN Monocytes Neutrophils NK cells T-cells CRTL PF JNJ SNS101 CRTL PF JNJ SNS101

SNS-101 Displays Favorable PK Profile No significant TMDD in human VISTA KI mice Pharmacokinetics of Single Dose 5 mg/kg SNS-101 in VISTA Knock-in Mice Week 1 Week 2 Week 3 Week 4 Ø Tumor bearing mice have a favorable PK profile Ø Non-tumor bearing mice demonstrate no TMDD VISTA KI mice No Target WT mice Tumor (MB49) in VISTA KI mice SNS-101 (ìg/ml)

MC38 Syngeneic Tumor Model in huVISTA Knock-in Mice Confirms Combinatorial Activity of SNS-101 SNS-101* in Combination with Anti-mouse PD-1 Tumor Growth Inhibition Survival *SNS-101 was grafted on to a mouse IgG2a framework to decrease anti-drug antibody production Anti-PD-1 + SNS-101 (5/10) Anti-PD-1 (1/10) Isotype Control 0/10 Control Anti-PD-1 Anti-PD-1 + SNS-101 Percent Survival Days

Preclinical Development Summary

SENSEI BIOTHERAPEUTICS

- **Manufacturing of SNS-101 is ongoing**
  - No "developability" issues to date
  - Cell line has demonstrated great productivity/quality (~ 9 grams/liter and low % aggregates)

- **IND-enabling studies have been initiated**
  - Single-dose mouse and non-human primate PK
  - Optimized preclinical efficacy models in huVISTA-KI mice
  - GLP multi-dose PK and toxicology studies contracted
  - In vitro and In vivo CRS risk assessment models

- **Translational Medicine studies are underway to support FIH clinical trial in 2023**
  - Generate SNS-101 responder hypothesis ➔ rationalize early development plan/focus on high probability of success indications

21

Preliminary PSGL-1/VISTA Proximity Assay on HNSCC Tumor Samples Low Proximity High Proximity H&N (HN483a) Core C6,R7 H&N (HN483a) Core C5,R4

Beyond VISTA: Tumor Microenvironment Activated Biologics (TMAbs) The tumor microenvironment of pH ~6 is lower than physiological pH of 7.4 Sensei’s technology identifies antibodies that selectively bind in the distinct biochemical milieu of the tumor, for example, sub-physiologic pH Antibodies that bind at physiological pH may encounter a “sink” – Prevents effective binding at the tumor and may lead to toxicity TMAb antibodies bypass tissue compartments other than the low-pH tumor microenvironment Goal is to unlock previously undruggable immune targets through potential for improved safety and clinical activity profile

Acknowledgements

Sensei Biotherapeutics

TMAb

Edward van der Horst
Thomas Thisted
Yuliya Kleschenko
Zuzana Biesova
Kanam Malhotra
Arnab Mukherjee
Anokhi Cifuentes

Translational Medicine

Jean Campbell
Lauren Abel
Rachel La Selva

Collaborators

Fred Hutchinson Cancer Research Center

Kimberly Smythe
Cecilia Yeung
Brandon Seaton

Adimab

Nadthakarn Boland
Nels Nielson

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